SPECIAL RESOLUTION OF THE BOARD OF DIRECTORS

OF

TELESIS TECHNOLGY CORPORATION

WHEREAS, the Company wishes to issue to HASIT VIBHAKAR. (Director), an individual with an address at 6291 ROCK CREEK CIRCLE, ELLENTON, FL 34222, USA restricted common stock of the Company’s for inventory that was transferred to Telesis Technology Corporation.

RESOLVED, the Company shall issue to HASIT VIBHAKAR 6,000,000 shares of its Common Stock (“Common Stock”) as agreed upon in the “Inventory Transfer Document” dated January 4th, 2005 and minutes of the special meeting of the board of directors on January 4th, 2005.

FURTHER RESOLVED, such Common Stock shall be valued at $0.001 par value per share.

LASTLY RESOLVED, the Common Stock will be issued under an exemption from the registration provisions of Section 5 of the Securities Act of 1933, as amended (the “Act”), as provided under Section 4(2) of the Act and the Common Stock shall be restricted securities that cannot be resold by HASIT VIBHAKAR without subsequent registration under the Act or the applicability of a secondary transactional exemption from the registration requirements of the Act (e.g. subject to the safe harbor guidelines and resale limitations as provided under Rule 144 of the Act); and

The undersigned hereby certifies that he or she is the duly elected Secretary of the Company and the Custodian of the Books and Records of the Company which was duly formed pursuant to the laws of the State of Florida and that the foregoing is a true and correct record of the resolution duly adopted at a meeting of the shareholders of the Company, and that said meeting was held in accordance with the laws of the State of Florida and the By-Laws of the above-named Company on January 4th, 2005, and that said resolution is now in full force and effect without modification or rescission.

IN WITNESS WHEREOF, I have executed my name as Secretary of said Company and have hereunto affixed the corporate seal of the above-named Company this 4th day of January 2005.

A TRUE RECORD
ATTEST.
/S/: Hasit Vibhakar________________
 Hasit Vibhakar, Secretary of the Company